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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 24, 1998

                        COMMISSION FILE NUMBER 1-6828

                          STARWOOD HOTELS & RESORTS
            (Exact name of registrant as specified in its charter)

                                   MARYLAND
                         (State or other jurisdiction
                      of incorporation or organization)

                                  52-0901263
                     (I.R.S. employer identification no.)

                     2231 EAST CAMELBACK ROAD., SUITE 410
                           PHOENIX, ARIZONA  85016
                   (Address of principal executive offices,
                             including zip code)

                                (602) 852-3900
             (Registrant's telephone number, including area code)

                       COMMISSION FILE NUMBER:  1-7959

                  STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
            (Exact name of registrant as specified in its charter)

                                   MARYLAND
                         (State or other jurisdiction
                      of incorporation or organization)

                                  52-1193298
                     (I.R.S. employer identification no.)

                     2231 EAST CAMELBACK ROAD, SUITE 400
                           PHOENIX, ARIZONA  85016
                       (Address of principal executive
                         offices, including zip code)

                                (602) 852-3900
            (Registrant's telephone number,  including area code)

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ITEM 5.  OTHER EVENTS

         On February 24, 1998, Starwood Hotels & Resorts and Starwood Hotels & Resorts Worldwide, Inc. issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1 Press Release dated February 24, 1998.

         Exhibit 99.2 Press Release dated February 24, 1998.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


STARWOOD HOTELS & RESORTS            STARWOOD HOTELS & RESORTS WORLDWIDE, INC.


By: /s/ Ronald C. Brown              By: /s/ Alan M. Schnaid
   --------------------------           ---------------------------------------
        Ronald C. Brown                             Alan M. Schnaid
   Senior Vice President and            Vice President and Corporate Controller
    Chief Financial Officer                   Principal Accounting Officer



Date:  February 24, 1998




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                              INDEX TO EXHIBITS


Exhibit No.     Description
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99.1            Press Release dated February 24, 1998.

99.2            Press Release dated February 24, 1998.